UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report                                  February 17, 2004



                                 SURGICARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                    001-16587                58-1597246
  (State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)              File Number)         Identification No.)



                         12727 Kimberly Lane, Suite 200
                              HOUSTON, TEXAS 77024
                    (Address of principal executive offices)

                                 (713) 973-6675
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On February 17, 2004, SurgiCare, Inc., a Delaware corporation, issued a press release announcing that it has executed a definitive agreement to acquire Dennis Cain Physician Solutions, Ltd and Medical Billing Services, Inc. In addition, SurgiCare, Inc. announced that it has filed preliminary proxy materials with the Securities and Exchange Commission relating to a meeting of stockholders to be held to approve various matters relating to the aforementioned acquisitions as well as the previously announced recapitalization, equity investment and acquisition of Integrated Physician Solutions, Inc. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following is a list of exhibits filed as part of this Form 8-K.


Exhibit No.                          Description of Document
-----------       --------------------------------------------------------------
        99.1      Press release dated February 17, 2004.  SurgiCare, Inc.
                  Announces Execution of Definitive Agreement and Filing of
                  Preliminary Proxy Materials.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SURGICARE, INC.



Date:  February 17, 2004          By:   /s/  Keith LeBlanc
                                        ------------------------------------
                                        Keith LeBlanc
                                        President and Chief Executive Officer

                                  Exhibit Index

Exhibit No.                          Description of Document
----------        --------------------------------------------------------------

      99.1        Press release dated November 18, 2003.  SurgiCare, Inc.
                  Announces Execution of Definitive Agreement and Filing of Preliminary Proxy Materials.